POWER OF ATTORNEY

         Each person whose signature appears below in so signing also makes, constitutes, and appoints Scott A. Livengood and Randy S. Casstevens and each of them acting alone, his true and lawful attorney-in-fact, with full power of substitution, for him in any and all capacities to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any registration statement for the same offering covered by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all post-effective amendments thereto together with exhibits to any such registration statements or amendments and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or said attorney-in-fact's substitute or substitutes may do or cause to be done by virtue hereof.


SIGNATURE                            POSITION
---------                            --------


/s/SCOTT A. LIVENGOOD                Chairman of the Board of Directors, President and Chief
---------------------------          Executive Officer (Principal Executive Officer)
Scott A. Livengood


/s/JOHN N. MCALEER                   Chairman of the Board of Directors and
---------------------------          Executive Vice President, Concept Development
John N. McAleer


/s/J. PAUL BREITBACH                 Executive Vice President, Finance, Administration
---------------------------          and Support Operations (Principal Financial and
J. Paul Breitbach                    Accounting Officer)


/s/FRANK E. GUTHRIE                  Director
---------------------------
Frank E. Guthrie


/s/WILLIAM T. LYNCH                  Director
---------------------------
William T. Lynch


/s/JOSEPH A. MCALEER, JR.            Director
---------------------------
Joseph A. McAleer, Jr.

/s/ROBERT L. MCCOY                   Director
---------------------------
Robert L. McCoy


/s/ROBERT J. SIMMONS                 Director
---------------------------
Robert J. Simmons


/s/STEVEN D. SMITH                   Director
---------------------------
Steven D. Smith


/s/ROBERT L. STRICKLAND              Director
---------------------------
Robert L. Strickland